LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

COLLECTION PERIOD:                        JULY 1-31, 2004                 PAYMENT DATE:    AUG 16 2004
DETERMINATION DATE:                       AUG 10 2004                     REPORT BRANCH:   2041
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                                                                                                                        OVERCOLLAT-
INITIAL DEAL                                    TOTAL       CLASS A-1       CLASS A-2      CLASS A-3       CLASS A-4    ERALIZATION
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Class Percentages                                  100.00%         16.46%          39.20%         22.74%         19.60%        2.00%
Initial Pool Balance                        224,144,683.55  36,903,180.70   87,864,715.95  50,961,535.25  43,932,357.98 4,482,893.67
Prefunding                                   30,957,357.27   5,096,819.30   12,135,284.05   7,038,464.75   6,067,642.02   619,147.15
Total Balance                               255,102,040.82  42,000,000.00  100,000,000.00  58,000,000.00  50,000,000.00 5,102,040.82
Note Balance Total                          250,000,000.00  42,000,000.00  100,000,000.00  58,000,000.00  50,000,000.00
Number of Contracts                                 12,318
Class Pass Through Rates                                          1.57625%           2.65%          3.46%          4.05%
Servicing Fee Rate                                1.75000%
Indenture Trustee Fee                             0.00300%
Custodian Fee                                     0.02000%
Backup Servicer Fee                               0.02000%
Insurance Premium Fee                             0.29000%
Demand Note Rate                                  6.00000%

Initial Weighted Average APR                       10.042%
Initial Weighted Average Monthly Dealer
      Participation Fee Rate                        0.000%
Initial Weighted Average Adjusted APR
      (net of Monthly Dealer
      Participation) of Remaining
      Portfolio                                    10.042%
Initial Weighted Average Remaining Term              65.00
Initial Weighted Average Original Term               68.00

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CURRENT MONTH CERTIFICATE                                                                                              OVERCOLLAT-
     BALANCES                                   TOTAL       CLASS A-1       CLASS A-2      CLASS A-3       CLASS A-4   ERALIZATION
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BOP:
Prior Month Pool Balance                    224,144,683.55  36,903,180.70   87,864,715.95  50,961,535.25  43,932,357.98 4,482,893.67
Prefunding Pool Balance                      30,957,357.27   5,096,819.30   12,135,284.05   7,038,464.75   6,067,642.02   619,147.15
Total Pool Balance                          255,102,040.82  42,000,000.00  100,000,000.00  58,000,000.00  50,000,000.00 5,102,040.82
Total Note Balance                          250,000,000.00  42,000,000.00  100,000,000.00  58,000,000.00  50,000,000.00

EOP:
Number of Current Month Closed Contracts               254
Number of Reopened Loans                                 -
Number of Contracts - EOP                           12,064
Pool Balance  -  EOP                        216,839,941.65  29,598,438.79   87,864,715.95  50,961,535.25  43,932,357.98 4,482,893.67
Prefunding Pool Balance                      30,957,357.27   5,096,819.30   12,135,284.05   7,038,464.75   6,067,642.02   619,147.15
Total Pool Balance  -  EOP                  247,797,298.92  34,695,258.09  100,000,000.00  58,000,000.00  50,000,000.00 5,102,040.82
Total Note Balance - EOP                    241,677,377.03  33,677,377.03  100,000,000.00  58,000,000.00  50,000,000.00

Class Collateral Pool Factors                   0.96670951     0.80184231      1.00000000     1.00000000     1.00000000

Weighted Average APR of Remaining
      Portfolio                                  10.03832%
Weighted Average Monthly Dealer
      Participation Fee Rate                      0.00001%
Weighted Average Adjusted APR (net of
     Monthly Dealer Participation) of
     Remaining Portfolio                         10.03831%
Weighted Average Remaining Term                      64.18
Weighted Average Original Term                       68.09

                                                                     Page 1 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

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TOTAL DISTRIBUTION AMOUNT                                                                                  CONTRACTS
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     Monthly Payments:                     Principal                                        2,958,696.21
                                           Interest                                           1,907,434.64
     Early Payoffs:                        Principal Collected                                4,297,263.18
                                           Early Payoff Excess Servicing Compensation               243.54
                                           Early Payoff Principal Net of Rule of 78s Adj.     4,297,019.64              252
                                           Interest                                              37,153.42
     Liquidated Receivable:                Principal Collected                                        0.00
                                           Liquidated Receivable Excess Servicing Compensation        0.00
                                           Liquidated Receivable Principal Net of Rule of 78s Adj.    0.00                0
                                           Interest                                                   0.00
     Purchase Amount:                      Principal                                             49,026.06                2
                                           Interest                                                 236.07
                                                        Total Principal                       7,304,741.91
                                                        Total Interest                        1,944,824.13
                                                        Total Principal and Interest          9,249,566.04
     Recoveries                                                                                       0.00
     Excess Servicing Compensation                                                                  243.54
     Late Fees & Miscellaneous Fees                                                              17,473.96
     Collection Account Customer Cash                                                         9,267,283.54
     ADDITIONAL COLLECTION ACCOUNT CASH:
     Collection Account Investment Income                                                         1,835.27
     Prefunding Account Investment Income                                                        11,313.30
     Mandatory Special Redemption                                                                     0.00
     Negative Carry Amount                                                                       72,543.22
     Available Funds                                                                          9,352,975.33

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                                                                                            DISTRIBUTION   SHORTFALL / DRAW
DISTRIBUTION                                                                                   AMOUNT      DEFICIENCY CLAIM
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                                                                                              9,352,975.33
Monthly Dealer Participation Fee                                                     3.59     9,352,971.74             0.00
Prior Unpaid Dealer Participation Fee                                                0.00     9,352,971.74

Servicing Fees:                            Current Month Servicing Fee         326,877.66
                                           Prior Period Unpaid Servicing Fee         0.00
                                           Late Fees & Miscellaneous Fees       17,473.96
                                           Excess Servicing Compensation           243.54
                                                        Total Servicing Fees:  344,595.16     9,008,376.58             0.00
Indenture Trustee Fee                                                              625.00     9,007,751.58             0.00
Custodian Fee                                                                    3,735.74     9,004,015.84             0.00
Backup Servicer Fee                                                              3,735.74     9,000,280.10             0.00
Prior Unpaid Indenture Trustee Fee                                                   0.00     9,000,280.10             0.00
Prior Unpaid Custodian Fee                                                           0.00     9,000,280.10             0.00
Prior Unpaid Backup Servicer Fee                                                     0.00     9,000,280.10             0.00

                                                                     Page 2 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

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                                                                                                   DISTRIBUTION   SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                                AMOUNT       DEFICIENCY CLAIM
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Class A-1 Note Interest:                          Current Month                        57,007.71     8,943,272.39             0.00
                                                  Prior Carryover Shortfall                 0.00     8,943,272.39
Class A-2 Note Interest:                          Current Month                       213,472.22     8,729,800.17             0.00
                                                  Prior Carryover Shortfall                 0.00     8,729,800.17
Class A-3 Note Interest:                          Current Month                       161,658.89     8,568,141.28             0.00
                                                  Prior Carryover Shortfall                 0.00     8,568,141.28
Class A-4 Note Interest:                          Current Month                       163,125.00     8,405,016.28             0.00
                                                  Prior Carryover Shortfall                 0.00     8,405,016.28
Principal Payment Amount:                         Current Month                     2,202,701.08     6,202,315.20             0.00
                                                  Prior Carryover Shortfall                 0.00     6,202,315.20
Certificate Insurer:                              Reimbursement Obligations                 0.00     6,202,315.20             0.00
                                                  Premium                              58,405.72     6,143,909.47             0.00
Demand Note Interest Payment Amount
                                                  Current Month                        25,216.28     6,118,693.19             0.00
                                                  Prior Carryover Shortfall                 0.00     6,118,693.19             0.00
Demand Note                                       Reimbursement                             0.00     6,118,693.19             0.00
Expenses:                                         Trust Collateral Agent                    0.00     6,118,693.19             0.00
                                                  Indenture Trustee                         0.00     6,118,693.19             0.00
                                                  Backup Servicer                           0.00     6,118,693.19             0.00
                                                  Custodian                                 0.00     6,118,693.19             0.00
Distribution to (from) the Spread Account                                           6,118,693.19             0.00

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LIQUIDATED RECEIVABLES
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                                                                                                 Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                                       Balance          Units
     BOP Liquidated Receivable Principal Balance                           0.00                              0.00             0.00
     Current Month Cram Down Loss                                          0.00                              0.00             0.00
     Liquidation Principal Proceeds                                        0.00
     Principal Loss                                                        0.00
     Prior Month Cumulative Principal Loss LTD                             0.00
     Cumulative Principal Loss LTD                                         0.00                              0.00             0.00

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STATISTICAL INFORMATION
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                                                                                             % OF TOTAL POOL
DELINQUENCY STATUS:                                        # OF CONTRACTS    AMOUNT              BALANCE

     Current                                                     10,657   196,436,122.89           90.59%
     1-29 Days                                                    1,349    19,934,590.05            9.19%
     30-59 Days                                                      57       437,606.72            0.20%
     60-89 Days                                                       1        31,621.99            0.01%
     90-119 Days                                                      0                -            0.00%
     120 Days or More                                                 0                -            0.00%
                                                     Total       12,064   216,839,941.65          100.00%

                                                                     Page 3 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

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STATISTICAL INFORMATION CONTINUED
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TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                                                     Trigger          Trigger      Event of Default     Event of
                                                    Current Month   Threshold          Event          Threshold         Default

Average Delinquency Ratio                               0.21639%      5.25%              NO             7.25%              NO
Cumulative Default Rate                                    0.00%      1.79%              NO             2.08%              NO
Cumulative Loss Rate                                       0.00%      0.90%              NO             1.15%              NO

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STATISTICAL INFORMATION CONTINUED
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REPOSSESSION STATISTICS:
                                      CERTIFICATE INVENTORY                                           RECOVERY INVENTORY
                                      # OF CONTRACTS       AMOUNT *                                     # OF CONTRACTS     AMOUNT *

Prior Month Inventory                            0             0.00             Prior Month Inventory                0         0.00
Repurchased                                      0             0.00                       Repurchased                0         0.00
Adjusted Prior Month Inventory                   0             0.00    Adjusted Prior Month Inventory                0         0.00
Current Month Repos                              2        51,748.94               Current Month Repos                0         0.00
Repos Actually Liquidated                        0             0.00      Repos from Trust Liquidation                0         0.00
Repos Liquidated at 60+ or 150+                  0             0.00         Repos Actually Liquidated                0         0.00
Dealer Payoff                                    0             0.00                     Dealer Payoff                0         0.00
Redeemed / Cured                                 0             0.00                  Redeemed / Cured                0         0.00
Purchased Repos                                  0             0.00                   Purchased Repos                0         0.00
Current Month Inventory                          2        51,748.94           Current Month Inventory                0         0.00
                           * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:
                                      # OF CONTRACTS         AMOUNT

Current Month Balance                            0             0.00
Cumulative Balance                               0             0.00

Current Month Proceeds                                         0.00
Cumulative Proceeds                                            0.00

Current Month Recoveries                                       0.00
Cumulative Recoveries                                          0.00

                                              RECEIVABLES LIQUIDATED AT 150 OR
                                              MORE DAYS DELINQUENT, 60 OR MORE
                                               DAYS PAST THE DATE AVAILABLE FOR SALE         CUMULATIVE RECEIVABLES
                                               AND BY ELECTION:                              LIQUIDATED AT 150+ AND 60+:
                                                       Balance            Units                       Balance              Units

Prior Month                                               0.00                0                          0.00                  0
Current Trust Liquidation Balance                         0.00                0                          0.00                  0
Current Monthly Principal Payments                        0.00
Cram Down Loss                                            0.00
Reopened Loan Due to NSF                                  0.00                0
Current Repurchases                                       0.00                0
Current Recovery Sale Proceeds                            0.00                0
Deficiency Balance of Sold Vehicles                       0.00
EOP                                                       0.00                0                          0.00                  0

                                                                     Page 4 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

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STATISTICAL INFORMATION CONTINUED
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     SPREAD ACCOUNT RECONCILIATION

                                                                                                 REQUISITE AMOUNT:  3,362,170.25
Initial Deposit                                                                  3,362,170.25
BOP Balance                                                                      3,362,170.25
Subsequent Transfer Required Deposit                                                        -
Remaining Distribution Amount                                                    6,118,693.19
Investment Income                                                                    1,228.70
Current Month Draw                                                                          -
EOP Balance Prior to Distribution                                                9,482,092.14

Spread Account Release Amount                                                    6,119,921.89

EOP Balance                                                                      3,362,170.25

     Class A Principal Payment Amount                                            6,119,921.89
     Demand Note Supplemental Interest Payment Amount                                    0.00
     Class R Certificateholder Distribution                                              0.00

            DEMAND NOTE

     Demand Note Initial Balance                                                 5,043,255.38
     Subsequent Transfer                                                                 0.00
     Demand Note Amount                                                          5,043,255.38

     OVERCOLLATERALIZATION AMOUNT                                                6,119,921.89

     CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                                     14,525,347.52               6.70%

     REQUIRED TOTAL
     ENHANCEMENT AMOUNT                                                         21,683,994.17              10.00%

PREFUNDING ACCOUNT RECONCILIATION

     Initial Deposit                                                            30,957,357.27
     BOP Balance                                                                30,957,357.27
     Subsequent Transfer                                                                    -
     Investment Income Earned                                                       11,313.30
     Investment Income Deposited to Note Account                                   (11,313.30)
     Mandatory Special Redemption                                                           -
     Remaining Prefunding Balance                                                                   30,957,357.27
     Undistributed Investment Income                                                                            -
     EOP Balance Before Release to Servicer                                                         30,957,357.27
     Prefunding Account Balance Released to Servicer                                        -
     EOP Balance                                                                30,957,357.27

                                                                     Page 5 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

     CAPITALIZED INTEREST ACCOUNT RECONCILIATION

     Initial Deposit                                                               193,560.88
     BOP Balance                                                                   193,560.88
     Current Month Negative Carry                                                  (72,543.22)
     Investment Income                                                                  70.74
     EOP Balance Prior to Release                                                  121,088.40
     Capitalized Interest Account Balance Released to Servicer                              -
     EOP Balance                                                                   121,088.40

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

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       CUMULATIVE LOSS:                                               CUMULATIVE GROSS DEFAULT:
     -------------------------------------------------------------------------------------------------------------------------------
         UP TO MONTH          TRIGGER EVENT      EVENT OF DEFAULT      UP TO MONTH           TRIGGER EVENT         EVENT OF DEFAULT

              3                   0.90%                1.15%                     3               1.79%                  2.08%
              6                   1.79%                2.10%                     6               3.58%                  3.81%
              9                   2.24%                2.67%                     9               4.26%                  4.85%
              12                  3.58%                3.81%                    12               6.72%                  6.92%
              15                  4.07%                4.33%                    15               7.74%                  7.87%
              18                  4.89%                5.19%                    18               9.78%                  9.44%
              21                  5.33%                6.06%                    21               10.26%                 11.02%
              24                  5.91%                6.58%                    24               10.74%                 11.96%
              27                  6.29%                7.10%                    27               11.43%                 12.91%
              30                  6.86%                7.61%                    30               12.47%                 13.84%
              33                  7.24%                8.14%                    33               13.16%                 14.79%
              36                  7.62%                8.48%                    36               13.85%                 15.42%
              39                  7.81%                8.65%                    39               14.20%                 15.73%
              42                  8.00%                9.00%                    42               14.54%                 16.36%
              45                  8.00%                9.00%                    45               14.54%                 16.36%
              48                  8.00%                9.00%                    48               14.54%                 16.36%
              51                  8.00%                9.00%                    51               14.54%                 16.36%
              54                  8.00%                9.00%                    54               14.54%                 16.36%
              57                  8.00%                9.00%                    57               14.54%                 16.36%
              60                  8.00%                9.00%                    60               14.54%                 16.36%
              63                  8.00%                9.00%                    63               14.54%                 16.36%
              66                  8.00%                9.00%                    66               14.54%                 16.36%
              69                  8.00%                9.00%                    69               14.54%                 16.36%
              72                  8.00%                9.00%                    72               14.54%                 16.36%
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     AVERAGE DELINQUENCY RATIO:
     ------------------------------------------------------------------------------------
     Up to Month                                           Trigger EventEvent of Default

                                                        12        5.25%            7.25%
                                                        24        6.25%            8.25%
                                                        72        7.25%            9.25%
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                                                                     Page 6 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of July 31, 2004 and were performed in conformity with the Sale and Servicing Agreement dated July 1, 2004.

/s/ Maureen E. Morley
----------------------------------
Maureen E. Morley
Vice President and Controller

                                                                     Page 7 of 7